Exhibit 10.35

Execution Version

RIGHT OF FIRST REFUSAL AGREEMENT

THIS RIGHT OF FIRST REFUSAL AGREEMENT (the “Agreement”), dated October 18, 2022, is entered into by and among Rush Enterprises, Inc., a Texas corporation (“Rush”), W.M. “Rusty” Rush (“Borrower”), and Frost Bank, a Texas state bank (“Lender”).

RECITALS

WHEREAS, Borrower intends to enter into a margin loan agreement (such margin loan agreement, together with the related promissory note, pledge and security agreement, account agreement, and all other documents, instruments, or agreements executed and delivered by Borrower in connection therewith, being the “Loan Documents”) with Lender;

WHEREAS, pursuant to the Loan Documents, to secure Borrower’s obligations thereunder, Borrower has granted Lender a security interest in, among other things, certain shares of his Rush Class B Common Stock (the “Pledged Shares”);

WHEREAS, Borrower has authorized Lender, on his behalf, to deliver notices to Rush in accordance with this Agreement pursuant to the ROFR Power of Attorney (as defined below);

WHEREAS, the Loan Documents permit Lender, under certain circumstances, to foreclose on its security interest in the Pledged Shares and to sell those shares to pay, in whole or in part, the obligations of Borrower under the Loan Documents; and

WHEREAS, in connection with the Loan Documents, the parties hereto are entering into this Agreement with respect to the Pledged Shares in the event that Lender ever forecloses its security interest in all or any portion of the Pledged Shares.

AGREEMENT

NOW THEREFORE, in consideration of the premises and for the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound, the parties hereto hereby agree as follows:

1.            Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

“Acceptance Deadline” means 12:00 p.m., San Antonio, Texas, time, on that date which is three (3) Business Days after delivery by Lender of a ROFR Notice.

“Agreement” has the meaning assigned to it in the first paragraph of this Right of First Refusal Agreement.

“Borrower” has the meaning assigned to it in the first paragraph of this Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in San Antonio, Texas, are open for the general transaction of business.

“Delinquent Amount” has the meaning assigned to it in Section 3 of this Agreement.

“Event of Default” has the meaning assigned to it in the Loan Documents.

“Lender” has the meaning assigned to it in the first paragraph of this Agreement.

“Loan Documents” has the meaning assigned to it in the recitals to this Agreement.

“Loan Payment Event” has the meaning assigned to it in Section 2 of this Agreement.

“Margin Call Price” means the average of the VWAPs for the two (2) full Trading Days most recently ended prior to the time of delivery by Lender of the ROFR Notice.

“Margin Call Shares” has the meaning assigned to it in Section 3 of this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority, or other entity.

“Pledged Shares” has the meaning assigned to it in the recitals to this Agreement.

“ROFR Notice” has the meaning assigned to it in Section 2 of this Agreement.

“ROFR Power of Attorney” means a power of attorney granted to Lender pursuant to Section 9 of the Pledge and Security Agreement executed by Borrower, for the benefit of Lender, granting Lender the authority to deliver a ROFR Notice on behalf of Borrower upon the occurrence of a Loan Payment Event.

“Rush” has the meaning assigned to it in the first paragraph of this Agreement.

“Rush Notice” has the meaning assigned to it in Section 4 of this Agreement.

“Trading Day” means any day on which The Nasdaq Stock Market is open for trading during its regular trading session (it being understood and agreed that any day on which The Nasdaq Stock Market is open for trading but is scheduled to close early in connection with a current or pending holiday shall constitute a regular trading session).

“VWAP” means the volume-weighted average price.

2.            Loan Payment Event.  Upon an Event of Default, mandatory prepayment event, margin call, or any other event or circumstance that requires a payment to be made by Borrower under any Loan Document (any or all of the foregoing events or circumstances being herein collectively referred to as a “Loan Payment Event”), and, as a result of any such Loan Payment Event, Lender is entitled to foreclose upon and sell all or any portion of the Pledged Shares in accordance with the terms of the Loan Documents, then Lender, pursuant to the ROFR Power of Attorney, will provide written notice of same to Rush (“ROFR Notice”).

3.            ROFR Notice. The ROFR Notice will specify (a) the amount of any payment(s) due but unpaid by Borrower under the Loan Documents (the “Delinquent Amount”), (b) the number of Pledged Shares determined by Lender in its reasonable judgment to be sufficient to pay the Delinquent Amount and to cause Borrower to come into full compliance with all of its obligations under the Loan Documents (the “Margin Call Shares”), and (c) the Margin Call Price. The ROFR Notice will constitute a binding, irrevocable offer by Borrower to sell to Rush the Margin Call Shares at the Margin Call Price, and by its signature below Borrower hereby agrees and acknowledges that any Delinquent Amount to be paid by Rush in exchange for such Margin Call Shares shall be paid directly to Lender via Lender’s account identified on Schedule A hereto.

4.            ROFR Process and Procedure.

(a)

No later than the Acceptance Deadline, Rush may agree, by written notice to Lender (the “Rush Notice”), to acquire the number of Margin Call Shares offered under such ROFR Notice at the Margin Call Price. If a Rush Notice meeting the requirements specified herein is not delivered to Lender at or prior to the Acceptance Deadline, then Rush will be deemed to have rejected the opportunity to purchase the Margin Call Shares offered under such ROFR Notice, and such ROFR Notice shall terminate and be of no further force or effect.

(b)

Upon delivery of a Rush Notice meeting the requirements specified above at or prior to the Acceptance Deadline, Borrower will be obligated to sell, and Rush will be obligated to purchase, all of the Margin Call Shares for the Margin Call Price, payable in cash by wire transfer of immediately available funds to Lender’s account identified on Schedule A hereto. The closing of such sale and purchase shall occur at such time and place as Lender and Rush may mutually agree, but in any event no later than 4:00 p.m., San Antonio, Texas, time, on that date which is two (2) Business Days after the Rush Notice is delivered to Lender.

5.            Miscellaneous.

(a)

The provisions of this Agreement may not be amended, modified, or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless approved in writing by the parties hereto.

(b)

This Agreement shall be binding upon, shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns; provided that, with respect to any successor and/or assign of Lender under this Agreement and the Loan Documents, such successor and/or assign must expressly assume all of Lender’s rights and obligations under this Agreement.

(c)

All notices and other communications required to be delivered pursuant to this Agreement in connection with a Loan Payment Event shall be in writing and shall be delivered by courier to the respective address specified for each Person party to this Agreement on the signature page(s) hereto. Notices or other communications shall be deemed to have been delivered when received by the party to whom such notice or other communication is addressed; provided that, if such notice or other communication is received after 5:00 p.m., San Antonio, Texas, time on any Business Day or is received on any day that is not a Business Day, such notice or other communication shall be deemed to have been delivered on the immediately succeeding Business Day.

(d)	This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to such state’s conflicts of laws principles.

(e)	Headings of sections and subsections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

(f)

This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement) and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement via e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

RUSH ENTERPRISES, INC.

By: /s/ Steve Keller
Name:	Steve Keller
Title:	Chief Financial Officer and Treasurer

Address:

Rush Enterprises, Inc.
555 IH 35 South, Suite 500
New Braunfels, TX
Attn: Steve Keller

With a copy to:

Rush Enterprises, Inc.
555 IH 35 South, Suite 500
New Braunfels, TX
Attn: Michael Goldstone

BORROWER:

/s/ W.M. “Rusty” Rush
W.M. “Rusty” Rush

Address:

Rush Enterprises, Inc.
555 IH 35 South, Suite 500
New Braunfels, TX
Attn: Rusty Rush

FROST BANK, a Texas state bank

By: /s/ Kendal Volz
Name:	Kendal Volz
Title:	Senior Vice President

Address:

Frost Bank
111 W. Houston Street, 9th Floor
San Antonio, TX
Attn: Kendal Volz

With a copy to:

Frost Bank
111 W. Houston Street, 9th Floor
San Antonio, TX
Attn: Clay Jones

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